SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

United Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52947	74-3242562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

95 Elm Street, West Springfield, Massachusetts 01089

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code): (413) 787-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Beginning August 1, 2012, United Financial Bancorp, Inc. (the “Company”), the holding company for United Bank, will make available and distribute to analysts and prospective investors two slide presentations. The presentation materials include information regarding the Company’s operating and growth strategies and financial performance. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Presentation Materials

99.2	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Financial Bancorp, Inc.

Date:	August 1, 2012	By:	/s/ Mark A. Roberts
Mark A. Roberts
Executive Vice President and Chief Financial Officer